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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: November 14, 1996
                      (Date of earliest event reported)

                          COCA-COLA ENTERPRISES INC.
            (Exact name of Registrant as specified in its charter)


   DELAWARE                  1-09300                58-0503352
  (State of            (Commission File No.)      (IRS Employer
Incorporation)                                  Identification No.)


               2500 WINDY RIDGE PARKWAY, ATLANTA, GEORGIA 30339
         (Address of principal executive offices, including zip code)

                                (770) 989-3000
             (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.

The Company is filing, as exhibits to this Report, pro forma financial information for the nine-month period ended September 27, 1996, which sets forth the combined results of operations and financial position of the Company including certain completed and pending acquisitions. This information includes unaudited financial statements of Amalgamated Beverages Great Britain Limited for the 40-week periods ended October 5, 1996 and October 7, 1995.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  Exhibits:

Exhibit 99.1 Amalgamated Beverages Great Britain Limited Report and Accounts -
               for the 40-week periods ended 7 October 1995 and 5 October 1996 (unaudited):

               Group Profit and Loss Account
               Group Balance Sheet
               Group Cash Flow Statement
               Notes on the Accounts


Exhibit 99.2 Coca-Cola Enterprises Inc. Pro Forma Combined Condensed Financial
               Information - for the nine-month period ended September 27, 1996 (unaudited):

               Introductory Information
               Pro Forma Combined Condensed Statement of Operations for the
                     Nine Months Ended September 27, 1996
               Pro Forma Combined Condensed Statements of Operations for the
                     Quarters Ended March 29, 1996, June 28, 1996 and September 27, 1996
               Pro Forma Combined Condensed Balance Sheet as of September
                     27, 1996
               Notes to Unaudited Pro Forma Combined Condensed Financial
                     Information



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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        COCA-COLA ENTERPRISES INC.
                                              (Registrant)


                                        By:  /s/ Lowry F. Kline
                                            -------------------------
                                        Name:  Lowry F. Kline
                                        Title: Senior Vice President and
                                               General Counsel

Date: November 13, 1996

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                               INDEX TO EXHIBITS

Exhibit No.      Description of Exhibit                                 Page No.
------------     ----------------------                                 --------
Exhibit 99.1     Amalgamated Beverages Great Britain Limited Report
                   and Accounts - for the 40-week periods ended
                   7 October 1995 and 5 October 1996 (unaudited):

                   Group Profit and Loss Account........................    F-1
                   Group Balance Sheet..................................    F-2
                   Group Cash Flow Statement............................    F-3
                   Notes on the Accounts................................    F-4


Exhibit 99.2     Coca-Cola Enterprises Inc. Pro Forma Combined Condensed
                   Financial Information - for the nine-month period ended September 27, 1996 (unaudited):

                   Introductory Information.............................    PF-1
                   Pro Forma Combined Condensed Statement of Operations
                        for the Nine Months Ended September 27, 1996....    PF-4
                   Pro Forma Combined Condensed Statements of Operations
                        for the Quarters Ended March 29, 1996, June 28,
                        1996 and September 27, 1996.....................    PF-6
                   Pro Forma Combined Condensed Balance Sheet as of
                        September 27, 1996..............................    PF-7
                   Notes to Unaudited Pro Forma Combined Condensed
                        Financial Information...........................    PF-8